Exhibit 77(q)(1)(e)(3)

                               AMENDED SCHEDULE A

                                     to the

                              SUB-ADVISORY AGREEMENT

                                     between

                              ING INVESTMENTS, LLC

                                       and

                       AELTUS INVESTMENT MANAGEMENT, INC.

                          Annual Sub-Advisory Fee
                     (as a percentage of average daily     Last Continued/
Name of Fund*                   net assets)              Approved by Board      Reapproval Date
-------------        ---------------------------------   -----------------      ---------------
ING GET U.S. Core        0.1125% Offering Period         February 25, 2003      September 1, 2004
Portfolio - Series 1     0.270% Guarantee Period

ING GET U.S. Core        0.1125% Offering Period         February 25, 2003      September 1, 2004
Portfolio - Series 2     0.270% Guarantee Period

ING GET U.S. Core        0.1125% Offering Period          August 21, 2003       September 1, 2004
Portfolio - Series 3     0.270% Guarantee Period

ING GET U.S. Core        0.1125% Offering Period          August 21, 2003       September 1, 2004
Portfolio - Series 4     0.270% Guarantee Period

ING GET U.S. Core        0.1125% Offering Period          August 21, 2003       September 1, 2004
Portfolio - Series 5     0.270% Guarantee Period

ING GET U.S. Core        0.1125% Offering Period          August 21, 2003       September 1, 2004
Portfolio - Series 6     0.270% Guarantee Period

ING GET U.S.             0.1125% Offering Period
Opportunity Portfolio -  0.270% Guarantee Period         February 25, 2003      September 1, 2004
Series 1

ING GET U.S.             0.1125% Offering Period         February 25, 2003      September 1, 2004
Opportunity Portfolio -  0.270% Guarantee Period
Series 2

ING VP Worldwide         0.4500%                           April 9, 2003        September 1, 2004
Growth Portfolio

                               AMENDED SCHEDULE A

                                     to the

                             SUB-ADVISORY AGREEMENT

                                     between

                              ING INVESTMENTS, LLC

                                       and

                       AELTUS INVESTMENT MANAGEMENT, INC.

                                                        Annual Sub-Advisory Fee
Name of Fund*                                (as a percentage of average daily net assets)
-------------                                ---------------------------------------------
ING GET U.S. Core Portfolio - Series 1                  0.1125% Offering Period
                                                        0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 2                  0.1125% Offering Period
                                                        0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 3                  0.1125% Offering Period
                                                        0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 4                  0.1125% Offering Period
                                                        0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 5                  0.1125% Offering Period
                                                        0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 6                  0.1125% Offering Period
                                                        0.270% Guarantee Period

ING GET U.S. Opportunity Portfolio -                    0.1125% Offering Period
Series 1                                                0.3375% Guarantee Period

ING GET U.S. Opportunity Portfolio -                    0.1125% Offering Period
Series 2                                                0.3375% Guarantee Period

ING VP Worldwide Growth Portfolio                               0.4500%

* This Amended Schedule A to the Sub-Advisory Agreement will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.